                                                                    EXHIBIT 10.5

                       JTC(L)3729/1379 Pt 1(2745)/KM/ZMY



               BUILDING AGREEMENT RELATING TO PRIVATE LOT A14547
               MUKIM NO. 18 ANG MO KIO AREA: 58,437 SQUARE METRES



                                 B E T W E E N


                  J U R 0 N G   T 0 W N  C 0 R P 0 R A T I 0 N


                                      AND


                        SEAGATE TECHNOLOGY INTERNATIONAL
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                          BUILDING AGREEMENT FOR LAND
                          ---------------------------
                     AT PRIVATE LOT A14541 IN YIO CHU KANG
                     -------------------------------------
                                    (INLAND)


     THIS AGREEMENT is made the 30th day of May 1996 BETWEEN JURONG TOWN CORPORATION a body corporate incorporated under the Jurong Town Corporation
Act and having its Head office at Jurong Town Hall, Jurong Town Hall Road, Singapore (hereinafter called "the Owner" which expression shall include
                                  ---------
its successors-in-title and assigns) of the one part AND SEAGATE TECHNOLOGY INTERNATIONAL a company incorporated in Cayman Islands and having its Singapore registered office at


                      202 KALLANG BAHRU, SEAGATE BUILDING,
                                 SINGAPORE 1233


(hereinafter called "the Licensee" which expression shall include its
                     ------------
successors-in-title) of the other part.

     WHEREBY IT IS AGREED as follows :-

1    For the period of THIRTY (30) months from 30TH day of JANUARY 1995
(hereinafter referred to as "the date hereof") or for such further period as may
                             ---------------
be extended by the Owner the Licensee shall have the license and authority to enter upon all that piece of land known as Private Lot A14547 FORMING PART OF GOVERNMENT SURVEY LOTS 242, 8022, 9416, 9417, 9421 AND PART OF STATE RESERVE, MUKIM NO. 18 ANG MO KIO and situated in the Republic of Singapore as shown on the plan annexed hereto and estimated to contain an area of 58,437 square metres more or less subject to survey (hereinafter called "the said land") for the
                                                    -------------
construction of factory building and other structures therein and for the installation of equipment fixtures and fittings thereat for the purpose of THE MANUFACTURE OF DATA STORAGE HARDWARE, SOFTWARE AND RELATED PRODUCTS ONLY in accordance with the stipulations hereinafter contained and for no other purpose whatsoever.
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                                     - 2 -


2      The Licensee hereby agrees to perform and observe the following stipulations :-


     (i) To hold the said land until the same shall be comprised in a lease to be granted as hereinafter provided as licensee upon the same terms relating to the lease referred to in clause 2(ii) herein at the same rent and subject to the same covenants and stipulations so far as applicable as if a lease thereto has been actually granted and so that the owner shall have all the remedies by whatsoever means for rent in arrears that are incidental to the relationship of landlord and tenant but so that nothing herein contained shall be construed as creating a legal demise or any greater interest in the licence than a tenancy at will.

     (ii) pay in advance as from the date hereof a licence fee calculated at the same rate and on the dates specified as for the rent reserved in the lease of the said land set out in the First Schedule hereto as
                                                  ------------------
            if such lease has actually been granted.

     (iii) To pay on the owner's behalf to the comptroller of Property Tax an amount equivalent to the sum payable by the owner as property tax in respect of the said land improvements and structures thereon during the said period or of such extended period (if any) permitted under clause 3(c) hereof by way of additional licence fee or for the period prior to the issue of the lease to be granted under clause 4 herein.

     (iv) To pay interest at the rate of 8.5% per annum or such higher rate as may be determined from time to time by the Owner in respect of any outstanding
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                                     - 3 -


            amount payable by the Licensee under this Agreement from the date such amount becomes due until payment in full is received by the owner.

     (v) To pay to the Owner all survey fees and other charges including those payable to and claimed by the relevant Government Planning Authorities for the survey of the said land for the purpose of sub-division of the land of which the said land forms part and the preparation and issue of a Certificate of Title PROVIDED THAT the Owner shall have the right to employ his own surveyor to carry out the said survey in which event the Licensee shall bear all costs incurred.

     (vi)   At his own cost and expense -

            (a) to engage a professional engineer to carry out soil investigations to advise on the soil conditions and to design structurally sound buildings proposed to be erected taking into consideration the condition of the said land; and

            (b) to execute such work as may be required to be done in respect of the state and condition of the said land (especially its ground levels, topography and soil conditions) which state and condition the Licensee shall be deemed to have full knowledge.

     (vii)  Without prejudice to sub-clause (vi) above to submit within three
            (3) months from the date hereof firstly to the Owner for his approval and then to the relevant Government Planning and Building Authorities full and complete plans elevations and specifications of the buildings proposed to be erected on the said land in accordance in every way
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                                     - 4 -


            with the requirements under the Planning Act and the Local Government Integration Act PROVIDED THAT the Owner may give or refuse his approval at his absolute discretion.

    (viii)  At his own cost to commence erection on the said land either within six (6) months from the date hereof or within one (1) month from the date of approval of the plans by the relevant Government Building Authorities, whichever is the earlier, and in a substantial and workman-like manner with the best materials of their available kinds and in conformity in every respect with the plans, elevations, sections and specifications approved by the Owner and the relevant Government Building Authorities to finish the warehousing building, structures and other appurtenances including the installations of all equipment, fixtures and fittings so as to be completely fit for immediate occupation and operation within the said period of thirty
            (30) MONTHS from the date hereof PROVIDED ALWAYS THAT in the planning, erection, construction and completion of the said buildings, to develop to a gross plot ratio of not less than 1.6 and not more than 2.5 AND PROVIDED FURTHER THAT the Licensee shall not install or use any electrical installation, machine or apparatus that may cause or causes heavy power surge, high frequency voltage and current, air borne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other Licensees.
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                                     - 5 -


     (ix) At his own cost to take such steps and execute such works upon the said land as may be necessary for the protection of shores and embankments if any and for the prevention of earth-slip erosion of soil and failure of slopes expeditiously in a workman-like manner and to the satisfaction of the Owner and other relevant governmental and statutory authorities.

     (x) if the Licensee shall fail to complete the said buildings works and installations and to commence operations within the period specified in clause 2(viii) or within any extended period under clause 3(c) hereof the Licensee shall pay to the Owner a sum calculated at the rate of $50.00 per day as liquidated damages for the period during which the said buildings shall so remain or have remained incomplete.

     (xi) To remove and replace any materials brought on the said land or used in any of the said buildings works and installations which the owner shall require to be removed as being inferior or unfit and to make good any workmanship which he shall consider imperfect and if the Licensee fails to remedy such defects the Owner may enter upon the said land and remedy such defects at the expense of the Licensee after expiry of fourteen (14) days' notice being given to the Licensee to do so.

     (xii) Not to erect or build or permit or suffer to be erected or built any building, structure or installation other than those conforming with the plans elevations sections and specifications approved by the Owner and the relevant Government Building Authorities nor to make any alterations in the external elevation of any of the said buildings when erected without the prior consent in writing of the Owner.
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                                     - 6 -


   (xiii) In the erection and completion of the said buildings, structures and installations to do all acts and things required by and to perform the works in conformity with all respects with the provisions of any laws or regulations made thereunder and to pay and keep the Owner indemnified against all claims and other payments whatsoever which during the progress of the works may become payable in respect of the said works or of anything done under the authority herein contained and from time to time to discharge and pay all claims, assessments and outgoings now or at any time hereafter be chargeable against the Owner under any law or other-wise in regard to the said land, the said buildings or any structures or installations thereon.

    (xiv) Not to do or permit or suffer to be done in or upon the said land or any part thereof anything which in the opinion of the owner may be or become a nuisance or annoyance or cause damage or inconvenience to the owner or to the Licensees or occupiers of any adjoining or neighbouring premises or whereby any insurance for the time being effected on the premises under sub-clause (xix) herein may be rendered void or voidable or be in any way affected.

     (xv) Not to sell or dispose of any earth, clay, gravel or sand from the said land or permit or suffer any of the same to be removed except so far as shall be necessary for the execution of the said works PROVIDED nevertheless that the Licensee may use for the purpose of the said works any of the approved materials if so required.
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                                     - 7 -


     (xvi) Not without the prior consent in writing of the Owner to remove or permit or suffer to be removed until after completion of the said buildings in accordance with the provisions herein contained any building materials (other than inferior or unfit materials removed for the purpose of being replaced by proper materials) or plant which shall be brought upon the said land for the purpose of the said works.

    (xvii) Not without the prior consent in writing of the Owner to affix or exhibit or erect or paint or permit or suffer to be affixed or exhibited or erected or painted on or upon any part of the exterior of the said land or of the external walls or rails or fences thereof any nameplate, signboard, placard, poster or other advertisement or hoarding.

   (xviii) Not at any time to deposit or make up or manufacture or permit or suffer to be deposited made up or manufactured upon the said land any building or other materials except such as shall be actually required for the buildings to be erected on the said land in accordance with this Agreement and as soon as the buildings hereinbefore agreed to be erected shall be completed at his own expense to remove from the road or footpath adjoining the said land or the ground intended to be used for such road or footpath all building and other materials and waste whatsoever.

     (xix)  As soon as any of the said buildings shall have reached a height of five (5) feet above ground level to insure the same to the full value thereof in the joint names of the Owner and the Licensee against loss or damage by fire in some insurance office approved by the owner and shall increase such insurance proportionately as the said buildings approach completion and to keep the same so insured until a lease shall be granted as hereinafter provided and to pay all premiums thereof at least seven
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                                     - 8 -


            (7) days before the expiry date of such insurance policy and to produce to the owner or his agent without demand the policy or policies of such insurance and the receipt for each such payment and in the event the said buildings or any part thereof are destroyed or damaged by fire then to forthwith give to the Owner written notice of such destruction or damage and to forthwith cause all monies received by virtue of any such insurance to be forthwith laid out in rebuilding and reinstating the buildings to the satisfaction of the Owner and to make up any deficiency thereof out of his own monies, but the rebuilding and reinstatement shall in any event commence and be completed within the period specified by the Owner PROVIDED ALWAYS THAT if the Licensee shall at any time fail to keep the premises insured as aforesaid the owner may without being under any obligation to do so do all things necessary to effect or maintain such insurance and any monies expended by him for that purpose shall be repayable by the Licensee on demand and be recovered forthwith from the Licensee as a debt.

     (xx) Not to assign sublet grant a licence or part with or share his interest under this Agreement, or the possession or occupation of the said land, or any part thereof EXCEPT THAT, subject to the Owner's prior written consent, which consent shall not be unreasonably withheld, the Licensee may mortgage his interest under this Agreement by way of assignment to secure the repayment of such sum or sums as the Licensee may require for the purpose of erecting or completing the building or other structure to be built on the said land in accordance with the provisions of this Agreement PROVIDED THAT the Licensee shall thereafter continue to be liable for the observance and performance of the several stipulations herein contained until the grant of the lease as hereinafter provided.
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                                     - 9 -


     (xxi) Not to permit or suffer any person to occupy reside or make use of any building erected on the said land before a Temporary Occupation Permit or a Certificate of Statutory Completion issued by or except with the permission of the relevant Governmental and Statutory authority.

    (xxii) To make reasonable provision against and be responsible for all loss, injury and damage to any person, (including loss of life) or property including that of the Owner for which the Licensee may be held liable arising out of or in connection with the occupation and use of the said land and the structures erected thereon and to indemnify the Owner against all proceedings, claims, costs and expenses which he may incur or for which he may be held liable as a result of any act, neglect or default of the Licensee his servants, contractors, or agents or their respective servants.

   (xxiii) To make good and sufficient provision for the safe and efficient disposal of all waste including but not limited to pollutants generated at the said land to the requirements and satisfaction of the Owner and other relevant Governmental and Statutory authorities PROVIDED THAT in the event of any default by the Licensee under this covenant the Owner may carry out such remedial measures as he thinks necessary and costs and expenses incurred thereby shall be recoverable forthwith from the Licensee as a debt.

    (xxiv) Subject always to clause 2(xx) hereinbefore appearing, to give to the Owner written notice of every change of name within one month from the date of each change.
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                                     - 10 -



     (xxv) To construct an internal drainage system to the satisfaction of the Owner to ensure that all surface water collected is discharged into the public drains and will not flow into adjoining properties.

    (xxvi) To construct and complete a permanent culvert within nine (9) months from the date hereof or any extension thereof as may be approved by the owner and in connection thereof to submit plans to and to obtain the prior approval in writing of the Owner for the construction of a temporary crossing.

   (xxvii) Within one (1) month of the completion of the permanent culvert mentioned in sub-clause (xxvi) above to remove the temporary crossing and to reinstate any roads, roadside kerbs, drains, turfing or the like damaged by the Licensee, his servants, contractors, sub-contractors, or agents or their respective servants to the satisfaction of the owner and the relevant Governmental and Statutory authorities.

  (xxviii) Within one (1) month of the completion of the construction of the said buildings and related civil works to reinstate any damage caused to the roads, roadside kerbs, drains, turfing and the said permanent culvert by the Licensee his servants contractors or agents or their respective agents to the satisfaction of the Owner and the relevant Governmental and Statutory authorities,

    (xxix) To place with the Owner a deposit of $5,000.00 which shall be forfeited in the event of any breach of any of the provisions in sub-clauses (xxvi), (xxvii) and (xxviii) herein without prejudice to the rights and remedies of the owner contained in this Agreement and the Lease.
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                                     - 11 -


     (xxx) At his own cost to plant and maintain trees and landscape the said land in accordance with all the requirements of the Parks and Recreation Department, Ministry of National Development and other relevant Governmental and Statutory authorities.

    (xxxi) At his own cost to execute such work as may be necessary to divert existing utility services such as pipes, cables and the like (if any) to the requirements and satisfaction of the Owner and other relevant Governmental and Statutory authorities.

   (xxxii) If the Licensee shall at any time be found to have encroached upon any area beyond the allocated boundaries of the said land, the Licensee shall at his own cost and expense, but without prejudice to any other right or remedy the Owner may have against him, immediately or within the time specified (if any) by the Owner rectify and remove the encroachment to the satisfaction of the Owner and pay to the Owner such compensation as may be specified by the Owner. If, however, the owner in his absolute discretion permits the Licensee to regularise and retain the encroached area or any part thereof upon such terms and conditions as may be stipulated by the owner and any other relevant Governmental and Statutory authorities, the Licensee shall pay licence fee on the encroached area with retrospective effect from the date hereof, and the Licensee shall also pay all survey fees, amalgamation fees, legal fees (including solicitor and client costs and expense), and all other costs and charges relating thereto.

  (xxxiii) If any damage of whatsoever nature or description shall at any time occur or be caused to the said land or any building or structure or installation thereon, or any part thereof, to forthwith give to the Owner written notice of the damage and to remedy the damage to the satisfaction of the Owner within such time as the Owner may specify, all at the cost of the Licensee.

   (xxxiv) Not to keep or allow to be kept any livestock or other animals on the said land or any part thereof.

    (xxxv) The licence fees and other taxable sums payable by the Licensee under or in connection with the Licence herein shall be exclusive of the goods and services tax (hereinafter called "tax") chargeable by any government, statutory or tax authority calculated by reference to the amount of the licence fees and any other taxable sums received or receivable by the Owner from the Licensee and which tax is payable by the Licensee. The Licensee shall pay the tax and the owner acting as the collecting agent for the government, statutory or
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                                    - 11A -


            tax authority shall collect tax from the Licensee together with the licence fees hereinbefore reserved without any deduction and in advance without demand on the 1st day of each of the months of January, April, July and October, and in the manner and within the period prescribed in accordance with the applicable laws and regulations.

   (xxxvi) At all times and at his own cost and expense, to comply with and observe any height restriction on buildings and structures at the said land which may be imposed by any governmental or statutory authority and to ensure that the maximum height for all buildings and structures on the said land shall not exceed 70 metres AMSL.

  (xxxvii) At the Licensee's own cost to construct aesthetically designed high-quality buildings, with extensive landscaping to the satisfaction of the owner in accordance with Clause 4 hereof. The building facade shall front Ang Mo Kio Avenue 5 and the external walls of the buildings shall be either aluminum-clad or tiled or of equivalent standard of materials.

 (xxxviii)  Without prejudice to the generality of Clause 2(xii) and 2(xiii)
            hereinbefore appearing, the Licencee shall not place, construct or erect or permit the placing, construction or erection of any building, structure or equipment whatsoever on the 6.0 metre and
            10.0 metre wide buffers situated within the boundary of the said land as shown on the plan annexed hereto.

   (xxxix) The Licensee accepts that as infrastructure development, which shall include a permanent road, public sewer, water pipes and street lighting for the whole of Yio Chu Kang area of which the said land forms only a part, is being carried out by the owner and is targetted for completion on or about November 1995 at the earliest, the Licensee shall meanwhile at his own cost make temporary arrangements with the relevant governmental and statutory authorities to obtain public utilities for the Licensee's own needs.

      (xl) The Licensee accepts the said land with full knowledge that the proposed permanent road and service road shown on the said plan annexed hereto have yet to be constructed and further accepts and agrees at all times to permit the Owner, its contractors, sub-contractors, and their workmen to enter upon the said land facing the said proposed permanent road for purposes of a working area to carry out and complete the said infrastructure development.
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                                     - 12 -


     (xli) The Licensee has to liaise with the Owners contractors before placing the temporary crossing to the said land along the proposed road and at his own costs to shift its position from time to time so as not to impede the Owner's infrastructure development programme.

    (xlii) The Owner shall not be liable to the Licensee or any other person for any claim, demand, action, proceeding, inconvenience, damage, loss, costs whatsoever that may arise in respect of or in connection with Clauses 2(xxxix) to 2(xli) above.

   (xliii) To ensure that the maximum height of any boundary wall or chain link fence (including the anti-climb) erected by the Licensee at the said land shall not exceed two (2) metres,

3    It is hereby mutually agreed that until the Licensee has performed all his obligations herein contained the owner shall possess the rights and powers following :-

     a) The right for himself and his agents with or without workmen or others at all reasonable times to enter upon the said land to view the state and progress of the said buildings and works and to inspect and test the materials and workmanship in connection therewith and for any other reasonable purpose including the construction and installation of sewers drains pipes and cables on or leading from any adjoining or neighbouring land of the Owner as may be required by the Owner.

     b) Full right and liberty in case any of the said buildings and other structures or installations hereby agreed to be erected be not completed and fit for immediate occupation within the period hereinbefore limited (time in this respect shall be of the essence of the contract) and in accordance in every way with the stipulations hereinbefore contained or in case the Licensee shall in any other way fail to perform and observe any of the stipulations on his part herein contained or if any charging order writ of seizure and sale or its equivalent made in respect of the said land or any structure thereon shall be enforced without the written consent of the Owner having first been obtained by the Licensee or by the person in whose favour the charging order writ of seizure and sale or its equivalent shall have been made, to re-enter upon and take possession of the said land and all buildings structures fixtures plant material and effects whatsoever thereon with power to hold and dispose thereof as if this Agreement had not been entered into and without making to the Licensee any compensation or allowance for the same and this Agreement shall thereupon determine but without prejudice to any right of action or other remedy of the owner for the recovery of any licence fee or monies due to him from the Licensee or in respect of any breach of this Agreement PROVIDED ALWAYS THAT if the said
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                                     - 13 -


          land has been assigned by way of mortgage the provisions of this clause shall not take effect until the Owner has served upon the mortgagee notice in writing specifying the breach and the mortgagee has failed to remedy such breach.


     (c) PROVIDED nevertheless that notwithstanding any such default as aforesaid in completing the said buildings and works the owner may in his discretion give notice in writing to the Licensee of his intention not to enforce the stipulations herein contained and may fix any extended period for the completion of the said works in substitution for the said period of two (2) years hereby fixed for such completion and thereupon the obligations hereunder of the Licensee to complete the said works and to accept a lease hereinafter mentioned shall be taken to refer to such substituted period.

     (d) Without prejudice to the generality of clause 3(b) hereof full right and liberty in the event that the Licensee has failed to either :-

          (1) develop the said land to the gross plot ratio specified in clause 2(viii), or
          (2)  fulfil the investment criterion as stipulated in Clause 4 with full and absolute discretion to the owner to either :

          (i) re-enter upon and take possession of the said land or any part thereof and all buildings, structures, fixtures, plant, material and effects whatsoever thereon with power to hold and dispose thereof as if this Agreement had not been entered into and without making to the Licensee any compensation or allowance for the same and this Agreement shall thereupon determine but without prejudice to any right of action or other remedy of the Owner or recovery of any licence fee or monies due to him from the Licensee or in respect of any breach of this Agreement, or
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                                     - 14 -


          (ii) reduce the term of lease proportionately as the actual amount invested bears with the required fixed investment on the said land as stipulated in clause 4 in which event the Licensee shall execute such documents as the Owner shall deem necessary and in connection therewith, pay all costs disbursements fees and charges legal or otherwise as provided in clause 5.

          PROVIDED ALWAYS that if the said land has been assigned by way of mortgage, the provisions of this sub-clause (d) shall not take effect until the Owner had served upon the Mortgagee notice in writing specifying the breach and the Mortgagee has failed to remedy such breach.

3A   Without prejudice to Clauses 2(vi) and 2(ix) hereinbefore appearing, the
Licensee shall execute and complete site preparation and slope protection works on the said land (hereinafter referred to as the "THE LAND PREPARATION WORKS") in accordance with the requirements and subject to the approval and satisfaction of the Owner by the 30th day of SEPTEMBER 1996, Upon submission of due proof to the satisfaction of the owner on or before the 30TH day of DECEMBER 1996 that the Licensee has duly completed the land preparation works in accordance with this clause and that the Licensee has expended monies for the land preparation works, the Owner shall offset the Licensee's aforesaid expenditure by offsetting the same against the licence fees due on the 30TH day of JANUARY 1997 up to a maximum of DOLLARS ONE MILLION AND FIVE HUNDRED THOUSAND ONLY ($1,500,000/-). Nothing in this clause shall be construed as or deemed to construe that the Owner shall offset or compensate the Licensee for work done or monies expended for the land preparation works in addition to or of better standard than that required by the Owner.

3B   The owner shall offset the Licensee's expenditure on the provision of the cables to supply electricity to the Licensee (hereinafter referred to as "ELECTRICITY EXPENDITURE") by offsetting the same against the licence fees due on the 30th day of JANUARY 1997 up to a maximum of DOLLARS EIGHT HUNDRED AND SIXTY -ONE THOUSAND FOUR HUNDRED AND THIRTY-SEVEN ONLY ($861,437.08cts) upon submission of due proof to the satisfaction of the Owner of the electricity expenditure on or before the 30th day of DECEMBER 1996,

4    If the said buildings and works shall have been completely finished to the satisfaction of the Owner and the relevant Government Building Authorities (to be evidenced by their certificates in writing to that effect) within the said period of THIRTY (30) MONTHS or of such extended period (if any) as aforesaid and if the Licensee shall have performed and observed all the stipulations herein on his part contained other than such as may have been waived as aforesaid AND IF THE LICENSEE'S INVESTMENT SHALL HAVE BEEN THE MINIMUM SUM OF $1000/- PER SQUARE METRE OF THE GROSS FLOOR AREA OF THE BUILDING(S) ON BUILDING AND CIVIL WORKS OF WHICH AT LEAST 1.5% OF THE BUILDING AND CIVIL WORKS COST, UP TO A MAXIMUM OF $300,000/- MUST BE ON LANDSCAPING AND THE MINIMUM SUM OF $500/- PER SQUARE METRE OF THE SAID LAND ON PLANT AND MACHINERY WITHIN THIRTY (30) MONTHS
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                                     - 15 -


FROM THE 30TH DAY OF JANUARY 1995 (DUE PROOF OF SUCH INVESTMENT SHALL BE PRODUCED TO THE SATISFACTION OF THE OWNER ON OR BEFORE THE 30TH DAY OF JUNE
1998) then the owner shall grant and the Licensee shall accept and execute a counter-part of one good and sufficient lease or sub-lease of the said land and premises together with the buildings so erected thereon with their appurtenances for the term of THIRTY-TWO (32) YEARS from the 30TH DAY OF JANUARY 1995 at the rent and in the form containing the reservation exceptions covenants conditions and provisions set forth in the FIRST SCHEDULE hereto with such
                                --------------

modifications as circumstances may render necessary and such other covenants conditions or stipulations to be performed by the Licensee governing or regulating the use of the said land as the owner thinks fit with a view to preserving the value thereof or protecting the interests of the licensees or occupiers of land or premises adjacent to the said land from any dangerous or obnoxious or otherwise harmful activities which may be carried out by the Licensee whether or not such activities are incidental to the Licensee's trade PROVIDED THAT until such lease is executed the Licensee shall be deemed to be the Lessee of the said land as though a lease has been executed at the same rent and subject to the covenants and conditions contained in the First Schedule
                                          --------------
hereto so far as the same are applicable.

5    The Licensee shall pay all costs disbursements fees and charges legal or otherwise including stamp and registration fees in connection with the preparation stamping and issue of this Agreement and the Lease herein agreed to be granted and any prior accompanying or future documents or deeds supplementary collateral or in any way relating to this Agreement and the lease.

6    The Licensee shall pay all costs and fees legal or otherwise, including the owner's costs as between solicitor and client, in connection with the enforcement of the covenants and conditions of this Agreement and the lease.

7    The Licensee may, at any time during the said period of THIRTY (30) MONTHS and any extensions thereof' granted under clause 3(c) and subject to the prior written consent and the conditions of consent of the owner, terminate this Agreement or surrender part of the said land PROVIDED ALWAYS THAT such termination or surrender shall be without prejudice to any right or remedy of the owner which may have accrued prior to such termination or surrender AND PROVIDED FURTHER THAT the Licensee shall in addition to the licence fee (which at the discretion of the Owner may be apportioned for the period commencing from the date hereof up to the date of delivery of vacant possession of the said land or part thereof to the Owner) survey fees, property tax and other charges specified herein pay to the Owner as liquidated damages a sum made up of firstly an amount equivalent to three (3) months' licence fee, secondly an amount equivalent to one (1) additional year's property tax and thirdly an amount of $500/- being administrative costs or such other sum as may be determined from time to time by the Owner, AND PROVIDED FURTHER THAT before the delivery of vacant possession as aforesaid if the Owner shall so desire the Licensee shall at the cost and expense of the Licensee render the said land or part thereof as the case may be to its original state and condition.

     IN WITNESS WHEREOF the parties hereto have hereunto set their respective hands or seals the day and year first above written.

SIGNED on behalf of                   )
                                      )
THE JURONG TOWN CORPORATION           )
                                      )
By : SWEE KEE SIONG                   )
     Deputy Chief Executive           )
     Officer                          )
                                      )
                                      )
in the presence of :-                 )



                  ............................................



The Common Seal of                    )
                                      )
                                      )
SEAGATE TECHNOLOGY  INTERNATIONAL     )
                                      )
                                      )
was hereunto affixed                  )
                                      )
in the presence of :-                 )



                    Signature:/s/ Signature Illegible
                    Name:
                    Designation:



                    Signature:/s/ Signature Illegible
                    Name:
                    Designation:


BA(Co Ltd)

     I,
an Advocate and solicitor of the Supreme Court of Singapore hereby certify that
on the          day of                19         the Common Seal of SEAGATE
TECHNOLOGY INTERNATIONAL was duly affixed to the within written instrument at Singapore in my presence in accordance with the regulations of the said Company which regulations have been produced and shown to me.


Witness my hand this         day of               19



                                                     .......................
                                                     Advocate and Solicitor,
                                                            Singapore



BA(Co Ltd)

                      THE FIRST SCHEDULE ABOVE REFERRED TO



                                                        L           1  Ver 1



                              THE LAND TITLES ACT



                                     LEASE


DESCRIPTION OF LAND
-------------------


CT/SSCT/SCT                                   Property Address
               MK      TS     Lot No.         Whole or part (if part lot, to
Vol  Fol                                      state appd new lot/strata lot)

               18                             (Private Lot A14547)



LESSOR
------

     Name:                         JURONG TOWN CORPORATION
     Address: a body corporate incorporated under Jurong Town Corporation Act and having its office at Jurong Town Hall, 301 Jurong Town Hall Road, Singapore 2260.

(the registered proprietor)   HEREBY LEASES the registered estate or interest in
the land to

LESSEE
------


     I/D/Co Regn NO:

     Name:          SEAGATE TECHNOLOGY INTERNATIONAL

     Address: a company Incorporated in Cayman islands and having its Singapore registered office at

FOR TERM OF LEASE
-----------------


Term of Lease:      THIRTY-TWO (32) YEARS
Commencement date:  30TH DAY OF JANUARY 1995


Consideration :

the minimum investment by the Lessee of $1,000/- per square metre of the gross building floor area on building and civil works of which at least 1.5% of the building and civil works cost, up to a maximum of $300,000/must be on landscaping and $500/- per square metre of the demised promises on plant and machinery (hereinafter referred to as "the fixed investment criteria") and YIELDING and PAYING therefor during the said term rent in the manner and at the times set out as follows:-

     (a) Dollars Five hundred thousand ($500,000/-) only on the 27th day of January 1995;

     (b) Dollars Twelve million Eight hundred and Forty thousand ($12,840,000/- ) only on the 30th day of January 1997 or immediately upon the issuance by the Building Authority of the Temporary Occupation Permit in respect of any building structure or installation on the demised premises (hereinafter referred to as "TOP") whichever is earlier;

     (c) Dollars Thirteen million Three hundred and Forty thousand ($13,340,000/-) only on the 30th day of January 1998 or one (1) year from the date of TOP whichever is earlier;

     (d) Dollars Thirteen million Three hundred and Forty thousand ($13,340,000/-) only on the 30th day of January 1999 or two (2) years from the date of TOP whichever is earlier;

     (e) Dollars Thirteen million Three hundred and Forty thousand ($13,340,000/-) only on the 10th day of January 2006 or nine (9) years from the date of TOP whichever is earlier; and

     (f) Dollars Thirteen million Three hundred and Forty thousand ($13,340,000/-) only on the 30th day of January 2012 or fifteen (15) years from the date of TOP whichever is earlier

     (hereinafter collectively referred to as "the Initial Rent").

     AND RESERVING to the Lessor as APPURTENANT TO

DESCRIPTION OF LAND
-------------------

CT/SSCT/SCT            Lot    Property Address
            MK    TS   No.    whole or part (if part lot, to
Volume Folio                  state appd new lot/strata lot)
               a RIGHT OF PASSAGE AND RUNNING of water soil electricity power gas telephone communication and other similar amenities from the adjoining and neighbouring premises thereon through sewers drains pipes channel cables and ducts upon or under the land hereinafter described and to make connections with such sewers drains pipes channels cables and ducts or any of them for the purpose of exercising the said right of passage and of running the aforesaid amenities over the land hereinafter described.




DESCRIPTION         CT/SSCT/SCT                  Lot  Property Address
OF LAND                             MK     TS    No.  Whole or part (if part
(Reservation        Volume Folio                      lot, to state appd new
of right of                                           lot/strata lot)
passage and
running of                          18
amenities
over land
hereby
transferred)




               SUBJECT TO:



PRIOR                           PRIOR ENCUMBRANCE
ENCUMBRANCES                    -----------------


                                      NIL

AND the following  :-

                    COVENANTS AND CONDITIONS
                    ------------------------

          (a) the covenants, conditions and powers implied by law in instruments of lease (or to such of them as are not hereinafter expressly negatived or modified);

          (b) the covenants and conditions set forth in the Memorandum of Lease filed in the Registry of Titles and numbered as ML I/30809F with the exception of covenants 1(x), 1(xi) and 1(xxv) of ML I/30809F.

                    SPECIAL COVENANTS AND CONDITIONS
                    --------------------------------

1         (x)       As often as any building or structure on the demised
                    premises or any part thereof shall be destroyed or damaged as aforesaid forthwith to give to the Lessor written notice of such destruction or damage and forthwith to cause all monies received by virtue of such insurance to be laid out in rebuilding and reinstating the same to the satisfaction of the Lessor and in accordance with the plans and specifications approved by the Lessor and in accordance with the laws, bye-laws regulations and planning schemes of every relevant governmental and statutory authority prevailing at the time, and in case the monies so received shall be insufficient for that purpose then to make up the deficiency out of his own monies PROVIDED THAT the rebuilding and reinstatement shall in any event commence and be completed within the period specified by the Lessor.

          (xi) Not to charge, mortgage, create a trust, demise, assign or transfer the demised premises in whole or in part without first obtaining the consent of the Lessor in writing PROVIDED ALWAYS that any demise, assignment or transfer of the demised premises by the Lessee shall be permitted during the initial lease term of 32 years PROVIDED THAT:

                    (a) such demise, assignment or transfer shall be for an industrial use acceptable to the Lessor;

                    (b) any consent, clearance or approval, if required, of any Governmental or Statutory authorities shall be obtained by the Lessee prior to such demise, assignment or transfer;

                                     - 4A -


                    (c) the sale price received for such demise assignment or transfer shall be approved by the Lessor (hereinafter referred to as "the Consideration");

                    (d) the Lessor and Lessee shall share equally the appreciation in value of the demised premises;

                    (e) the appreciation in the value of the demised premises shall be determined always by the Consideration LESS the cost incurred by the Lessee for the construction of the building and other structures on the demised premises (hereinafter referred to as "the Cost of Building"); and

                    (f) the Cost of Building shall INCLUDE the cost of any improvements made up to the time of such demise, assignment or transfer and shall EXCLUDE any investment on plant and machinery,

                    SUBJECT ALWAYS to due proof of the Cost of Building being produced to the satisfaction of the Lessor.

                    Any consent, if granted by the Lessor shall be given on such terms and conditions as the Lessor shall impose and shall include:-

                    (a) payment of such administrative fee as may be determined by the Lessor; and

                    (b) absolute discretion on the part of the Lessor to require the Lessee to meet the fixed investment criteria and to show due proof thereof within such period of time as the Lessor may stipulate, and in the event of the non-observance thereof, the Lessor shall be entitled to exercise its rights under clause 3(c) herein. For the avoidance of any doubt, the words "meet" in this clause shall include the maintenance of the fixed investment criteria and if it has not been maintained then that it be met.

                    The restrictions contained in Section 17 of the Conveyancing and Law of Property Act (cap. 61) shall not apply.

             (xxv) Subject always to Clause 1(xi) herein, to give to the Lessor written notice of every change of name within one month from the date of each change.

                                     - 4B -


          (xxxvi) Not to use or permit or suffer the demised premises or any part thereof to be used otherwise than for the MANUFACTURE OF DATA STORAGE HARDWARE, SOFTWARE AND RELATED PRODUCTS ONLY except with the prior consent in writing of the Lessor. In giving its consent, the Lessor may in its absolute discretion require, inter alia, the Lessee to meet the fixed investment criteria and to show due proof within such period of time as the Lessor may stipulate, and in the event of the non-observant thereof, the Lessor shall be entitled to exercise its rights under clause 3(c) of ML I/30809F. For the avoidance of any doubt, the words "meet" in this clause and "met" in clause (xi) shall include the maintenance of the fixed investment criteria and if it has not been maintained then that it be met.

         (xxxvii) Without prejudice to clause 1(viii) of ML I/30809F to ensure that the gross plot ratio shall not be less than 1.6 and not more than 2.5.

        (xxxviii)   Not to keep or allow to be kept any livestock or other
                    animals at the demised premises or any part thereof.

          (xxxix) At the Lessee's own cost and expense and subject to the Lessor's prior written approval, to execute such works as may be deemed necessary by the Lessee in respect of the state and condition of the demised premises (especially its ground levels, topography and soil conditions) which state and condition the Lessee shall be deemed to have full knowledge.

             (xl) Without prejudice to the generality of clauses 1(iii) and 1(vii) in ML I/30809F, the rent and other taxable sums payable by the Lessee under or in connection with this lease shall be exclusive of the goods and services tax (hereinafter called "tax") chargeable by any government, statutory or tax authority calculated by reference to the amount of rent and any other taxable sums received or receivable by the Lessor from the Lessee and which tax is payable by the Lessee. The Lessee shall pay the tax and the Lessor acting as the collecting agent for the government, statutory or tax authority shall collect the tax from the Lessee together with the rent hereinbefore reserved without deduction and in advance without demand on the 1st day of each of the months of January, April, July and October, and in the manner and within the period prescribed in accordance with the applicable laws and regulations.

                                     -4C-


            (xli) At all times and at his own cost and expense, to comply with and observe any height restriction on buildings and structures at the demised premises which may be imposed by any governmental or statutory authority and to ensure that the maximum height for any building and structures on the demised premises shall not exceed 70 metres AMSL.

           (xlii) Without prejudice to the generality of Clause 1(vii) of ML I/30809F, the Lessee shall not place, construct or erect or permit the placing, construction or erection of any building, structure or equipment whatsoever on the 6.0 metre and 10.0 metre buffers situated within the boundary of the demised premises shown on the plan annexed hereto.

          (xliii) To ensure that the maximum height of any boundary wall or chain link fence (including the anti-climb) erected by the Lessee at the demised premises shall not exceed two (2) metres.

           (xliv) Without prejudice to the generality of Clause 1(iv) of ML I/30809F and at the Lessee's own cost, to maintain and upkeep aesthetically designed high-quality buildings (with extensive landscaping) and the external walls of the building(s), which external walls shall be either aluminium clad or tiled or of equivalent standard of materials, all to the approval of and the satisfaction of the Lessor.

            (xlv) At the termination, by expiry or otherwise, of the term hereby created, to yield up the demised premises to the Lessor in tenantable repair in accordance with the Lessee's covenants herein contained PROVIDED THAT the Lessee shall carry out such decontamination works to and upon the demised premises as may be required by the relevant Governmental and Statutory authorities and if the Lessee shall fail to observe or perform this covenant the Lessor shall execute such works and/or recover the costs thereof from the Lessee

                                     - 4D -


                    as a debt together with all rent, tax and other amounts which the Lessor would have been entitled to receive from the Lessee had the period within which such works are effected by the Lessor been added to the said term.


           (xlvi) Not to let, sublet, underlet or grant a licence or part with or share the possession or occupation of the demised premises in whole or in part, (hereinafter referred to as "such letting") without first obtaining the consent of the Lessor in writing PROVIDED ALWAYS that such letting, by the Lessee shall be permitted:-

                    (a) PROVIDED THAT such letting shall be for an industrial use acceptable to the Lessor;

                    (b) PROVIDED FURTHER that any consent, clearance or approval, if required, of any Governmental or Statutory Authorities shall be obtained by the Lessee prior to such letting; and

                    (c) SUBJECT ALWAYS to the payment of 10% of the total rental, fees or consideration received by the Lessee for such letting, to the Lessor.

                    Any consent, if granted by the Lessor shall be given on such terms and conditions as the Lessor shall impose and shall provide for the payment of such administrative fee and other sums as may be determined by the Lessor,

                    The restrictions contained in Section 17 of the Conveyancing and Law of Property Act (Cap. 61) shall not apply.

2A   The Lessor further covenants with the Lessee that he shall grant to the
Lessee a lease of the demised premises for a further term of THIRTY (30) YEARS (hereinafter referred to as "the further term") from the expiry of the said term upon the same terms and conditions and containing like covenants as are contained in this lease - with the EXCEPTION of the present covenant for renewal PROVIDED THAT:

      (i) the Lessee shall have made a minimum investment of $1,000/- per square metre of the gross building floor area on building and civil works of which at least 1.5% of the building and civil works cost, up to a maximum of $300,000/- must be on landscaping and $500/- per square metre of the demised premises on plant and machinery, (also referred to as "the fixed investment criteria") within THIRTY (30) months from the 30TH day of JANUARY 1995 and due proof of such investment is produced to the satisfaction of the Lessor on or before the 31ST day of JUNE 1998;

     (ii) Subject to clause 1(viii) of ML I/30809F, there shall be a gross plot ratio of not less than 1.6 and not more than 2.5;

    (iii) at the time due proof of such investment is produced and at the expiry of the said term, there be no existing breach or non-observant of any of the covenants and conditions herein contained on the part of the Lessee to be observed or performed;

     (iv) the rental payable for the further term shall be as set out hereunder;

          (a) the yearly rent for the further term shall be at the rate based on the market rent at the commencement of the further term (hereinafter referred to as "the Second Initial Rent") which rate shall however be subject to a revision on the 30TH DAY OF JANUARY 2028 to a rate based on the market rent on the date of such revision determined in the manner following but so that the increase shall not exceed 7.6% of the Second Initial Rent;

          (b) the yearly rent so revised on the 30TH day of JANUARY 2028 shall be subject to revision on the 30TH day of JANUARY of every year thereafter at the rate based on the market rent on the respective dates determined in the manner following but so that the increase shall not exceed 7.6% of the annual rent for each immediately preceding year;

          (c) the yearly rent for the further term shall be payable by equal quarterly instalments without any deductions and in advance without demand on the 1st day of each of the months of January, April, July and October in every year of the further term at the office of the Lessor or at such other office as the Lessor may designate the 1st of such payments to be made on or before the commencement of the further term;

          (d) for the purposes of (a) and (b) above, the market rent shall mean the rent per square metre per annum of the demised premises excluding the buildings and other structures erected thereon and shall be determined by the Lessor on or about the dates mentioned (and payable retrospectively with effect from the dates mentioned if determined after the dates mentioned) and the decision of the Lessor shall be final;

     (v) if required by the Lessor, the Lessee shall within four (4) months from the commencement of the further term and at his own cost and expense, carry out and complete such improvements to the landscaping at the demises premises as may be stipulated in writing by the Lessor;

    (vi) the Lessee shall six (6) months before the expiry of the said term submit, for the approval of the Lessor and the relevant governmental and statutory authorities, plans for the upgrading of the exterior of buildings on the demised premises to the same highest quality of new buildings which the Lessor will be building at that time, and the Lessee shall expeditiously do all acts and things necessary to obtain the approval, all the cost and expense of the Lessee; and

   (vii) the Lessee shall at his own cost and expense complete within eighteen (18) months from the commencement of the further term, the upgrading of the buildings in accordance with the plans approved by the Lessor and the relevant governmental and statutory authorities and to the satisfaction of the Lessor.

3    This Lease shall be interpreted in accordance with the laws of Singapore and any legal proceedings, actions or claims arising from or in connection with this Lease herein shall be commenced in and heard before the courts of Singapore and the Lessee agrees to submit itself to the jurisdiction of the courts of Singapore.

5    For avoidance of any doubt, it is hereby agreed and declared that the
Initial Rent shall not be repaid or refunded, nor shall the Lessor be liable to repay or refund the Initial Rent, in part or in whole to the Lessee or any other person in the event that the Lessor exercises his right of re-entry under clause 3(c) of ML I/30809F nor in any other event or under any circumstances whatsoever.

                DATE OF LEASE __________________________



EXECUTION       THE COMMON SEAL OF                     )
BY LESSOR                                              )
                JURONG TOWN CORPORATION                )
                                                       )
                was hereunto affixed in                )
                                                       )
                the presence of  :-                    )



                                             .......................
                                             CHIEF EXECUTIVE OFFICER



                                             .......................
                                                    SECRETARY



EXECUTION   THE COMMON SEAL OF                         )
BY LESSEE                                              )
                                                       )
            was hereunto affixed in                    )
                                                       )
            the presence of  :-                        )



     Signature   :......................................
     Name        :
     Designation :


     Signature   :......................................
     Name        :
     Designation :



     I,
     a duly authorised officer of the Jurong Town Corporation, under Section 31 of the Jurong Town Corporation Act (Cap 150) for and on behalf of the Lessor hereby certify that this instrument is correct for the purposes of the Land Titles Act.



     I,
     the Solicitor of the Lessee hereby certify that this instrument is correct for the purposes of the Land Titles Act.

Lease (Co Ltd)

                      BELOW THIS LINE FOR OFFICE USE ONLY



Special Remarks                          Endorsing Instruction

                                         First Schedule:


                                         Second Schedule:



EXAMINED                                        REGISTERED ON



                                         Initials of
                                         Signing
                                         Officer


Date :                                                  REGISTRAR OF TITLES
                                                        -------------------

                                                                     ML I/30809P



                                                                 OFFICE USE ONLY



                              THE LAND TITLES ACT

                                 (CHAPTER 157)



                              M E M 0 R A N D U M
                              -------------------



To the Registrar of Titles


On behalf of THE JURONG TOWN CORPORATION, a body corporate incorporated under the Jurong own Corporation Act and having its office at Jurong Town Hall, Jurong Town Hall Road, Singapore, the Registered proprietor.



I, GLORIA ONG SIEW CHOO, certify that this memorandum (comprising seven pages), contains the provisions which are deemed to be incorporated in any instrument in which the above mentioned corporation is named as a lessor and such instrument has reference to this memorandum.



                                                            Signature
                                                            Authorised Officer



                                                Filed in the REGISTRY OF TITLES
LODGED BY
                                                      ON 26TH JUNE,     1990
Jurong Town Corporation
Jurong Town Hall
Jurong Town Hall Road
Singapore 2260
                                                         REGISTRAR OF TITLES

                        SPECIAL COVENANTS AND CONDITIONS
                        --------------------------------

1    The Lessee hereby covenants with the Lessor as follows

      (i) To pay the yearly rent hereinbefore reserved on the days and in the manner appearing in the reddendum.

     (ii) To pay unto the Lessor on demand by way of additional rent a sum equal to all such sums as the Lessor may from time to time pay for insuring and keeping insured the demised premises against loss or damage by fire in case the Lessee shall make default in insuring and keeping insured the demised premises pursuant to the covenant in that behalf hereinafter contained PROVIDED ALWAYS THAT nothing herein shall render it obligatory on the part of the Lessor to insure and keep insured the demised premises or any part thereof.

    (iii) To pay all rates taxes assessments and outgoings whatsoever which now are or which at any time hereafter during the said term may be imposed or charged upon or in respect of the demised premises or any part thereof.

     (iv) To repair and keep in tenantable repair the demised premises and every part thereof throughout the said term.

      (v) To pay a reasonable proportion of the expense of constructing repairing rebuilding and cleansing all party walls fences sewers drains pipes water-courses and other things the use of which is common to the demised premises and the occupiers of any adjoining or neighbouring premises and such proportion in the case of a dispute shall be conclusively determined by the Lessor's surveyor for the time being.

     (vi) To permit the Lessor and his surveyors or agents with or without workmen or others during the said term at reasonable times in the day-time to enter upon the demised premises and every part thereof to examine the state and condition of the same and of defects decays and wants of reparations and of all breaches of covenant there found and the Lessor may thereupon serve on the Lessee notice in writing by leaving the same at or on the demised premises to or for the Lessee to make good the same within such reasonable time as specified in such notice.

    (vii) To perform and observe all the obligations which the Lessor of the demised premises may be liable to perform or observe during the term hereby created by any direction or requirement of any governmental or statutory authority and if the Lessee shall fail to observe or perform this covenant the Lessor may in its absolute discretion perform the same and all expenses and costs incurred thereby shall be recoverable from the Lessee as a debt PROVIDED ALWAYS THAT the Lessor shall not be liable to the Lessee for any loss damage or inconvenience caused thereby.

   (viii) Not to make or cause to be made any addition or alteration affecting the elevation external structure or stability of the demised premises or any part thereof without the prior written consent of the Lessor and the relevant governmental and statutory authorities PROVIDED THAT on the granting of such consent and without prejudice to other terms and conditions which may be imposed the Lessee shall give to the Lessor security that the proposed addition alteration or rebuilding will in fact be carried out within a reasonable time.

     (ix) Forthwith to insure and keep insured the demised premises against loss or damage by fire to the full value thereof with a well established insurance company approved by the Lessor and to make all payments necessary for that purpose within seven days after the same shall become payable and upon reasonable notice to produce to the Lessor the policy or policies of such insurance and the receipts for all such payments.

      (x) As often as the demised premises or any part thereof shall be destroyed or damaged as aforesaid forthwith to cause all monies received by virtue of such insurance to be laid out in rebuilding and reinstating the same in accordance with the plans and specifications approved by the Lessor and in accordance with the existing laws, bye-laws, regulations and planning schemes of every relevant governmental and statutory authority prevailing at the time, and in case the monies so received shall be insufficient for that purpose then to make up the deficiency out of his own monies PROVIDED THAT the rebuilding and reinstatement shall in any event commence and be completed within the period specified by the Lessor.

     (xi) Not to demise assign mortgage let sublet or underlet or grant a licence or part with or share the possession or occupation of the demised premises in whole or in part without first obtaining the consent of the Lessor in writing. The restrictions contained in
            Section 17 of the Conveyancing and Law of Property Act (Chapter 61) shall not apply. In addition, the Lessor may in its absolute discretion in giving the consent require, inter alia, that the fixed investment criteria be met and due proof thereof be shown within such period of time as the Lessor may stipulate and in the event of the non-observance thereof, the Lessor shall be entitled to exercise its rights under Clause 3(c) herein.

    (xii) Within six months of the devolution of the interest of the Lessee not perfected by an assent to give notice thereof in writing with particulars thereof to the Lessor and produce to the Lessor such documentary evidence as may be required by the Lessor.

    (xiii) Not to use the demised premises or any part thereof for any illegal or immoral purpose and not to do or permit or suffer to be done upon the demised premises anything which in the opinion of the Lessor may be or become a nuisance annoyance or cause damage or inconvenience to the Lessor or his lessees or the occupiers of any adjoining or neighbouring premises or whereby any insurance for the time being effected on the demised premises may be rendered void or voidable or be in any way affected.

     (xiv) Not without the prior consent in writing of the Lessor to affix or exhibit or erect or paint or permit or suffer to be affixed or exhibited or erected or painted on or upon any part of the exterior of the demised premises or of the external rails or fences thereof any nameplate signboard placard poster or other advertisement or hoarding,

      (xv) To make reasonable provision against and be responsible for all loss injury or damage to any person or property including that of the Lessor for which the Lessee may be held liable arising out of or in connection with the occupation and use of the demised premises and to indemnify the Lessor against all proceedings claims costs and expenses which he may incur or for which he may be held liable as a result of any act neglect or default of the Lessee his servants contractors sub-contractors or agents.

     (xvi) To pay interest at the rate of 8.5% per annum or such higher rate as may be determined from time to time by the Lessor in respect of any arrears of rent or other outstanding sums due and payable under this Lease from the due dates thereof until payment in full is received by the Lessor.

    (xvii) At the termination, by expiry or otherwise, of the term hereby created, to yield up the demised premises to the Lessor in tenantable repair in accordance with the Lessee's covenants herein contained PROVIDED THAT, if so required by the Lessor and upon notice thereof, the Lessee shall remove the fixtures and fittings, or any part thereof, as may be specified by the Lessor and reinstate the demised premises to the satisfaction of the Lessor and if the Lessee shall fail to observe or perform this covenant the Lessor shall execute such works and recover the costs thereof from the Lessee as a debt.

   (xviii) To make good and sufficient provision for the safe and efficient disposal of all waste including but not limited to pollutants to the requirements and satisfaction of the Lessor PROVIDED THAT in the event of default by the Lessee under this covenant the Lessor may carry out such remedial measures as he thinks necessary and all costs and expenses incurred thereby shall forthwith be recoverable from the Lessee as a debt.

     (xix) Not to do or omit or suffer to be done or omitted any act matter or thing in or on the demised premises in respect of the operations business, trade or industry carried out or conducted therein which shall contravene the provisions of any laws, bye-laws, orders, rules or regulations now or hereafter affecting the same but at his own cost and expense to comply with all such provisions and at all times hereafter to indemnify and keep indemnified the Lessor against all actions, proceedings, costs, expenses, claims, fines, losses, penalties and demands in respect of any act matter or thing done or omitted to be done in contravention of the said provisions.

      (xx) To pay all costs disbursements fees and charges legal or otherwise including stamp and registration fees in connection with the preparation stamping and issue of this Lease and any prior accompanying or future documents or deeds supplementary collateral or in any way relating to this Lease.

     (xxi) To pay all costs and fees legal or otherwise including costs as between solicitor and client in connection with the enforcement of the covenants and conditions herein.

    (xxii) To pay to the Lessor all survey fees and other charges including those payable to and claimed by the relevant Government Planning Authorities and other relevant governmental and statutory authorities for the survey of the demised premises for the purpose of sub-division of the land of which the demised premises forms part and issue of this Lease and a Certificate of Title PROVIDED THAT the Lessor shall have the right to employ his own surveyor to carry out the said survey in which event the Lessee shall bear all costs thereby incurred.

   (xxiii) At his own cost to take such steps and execute such works upon the demised premises as may be necessary for the protection of shores and embankments if any and for the prevention of earthslip erosion of soil and failure of slopes expeditiously in a workmanlike manner and to the satisfaction of the Lessor.

    (xxiv) To construct an internal drainage system within the demised premises to the satisfaction of the Lessor to ensure that all surface water collected thereon is discharged into the public drains.

      (xv) Not to effect a change of name except with the prior consent in writing of the Lessor PROVIDED THAT on every change of name the Lessee shall pay to the Lessor a fee to be specified by the Lessor in relation to such consent.

    (xxvi) To perform and observe the covenants on the Lessor's part contained in the Head Lease made between the President of the Republic of Singapore and the Lessor so far as they are not varied herein and to keep the Lessor indemnified against all claims damages costs and expenses in any way relating thereto.

   (xxvii) To maintain the demised premises and every part thereof in a neat and tidy condition, and forthwith to comply with the Lessor's direction to remove and clear any materials, goods or articles of whatever nature and description from the demised premises or such part thereof as may be stipulated in writing by the Lessor.

  (xxviii) At his own cost to plant and maintain trees and landscape the demised premises in accordance with all the requirements of the Parks and Recreation Department, Ministry of National Development and other relevant governmental and statutory authorities.

    (xxix) Not to install or use any electrical installation, machine or apparatus that may cause or causes heavy power surge, high frequency voltage and current, air borne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other Lessees in connection therewith, to allow the Lessor or any authorised person to inspect at all reasonable times, such installation, machine or apparatus in the demised premises to determine the source of the interference or disturbance and thereupon, to take suitable measures, at the Lessee's own expense, to eliminate or reduce such interference or disturbance to the Lessor's satisfaction, if it is found by the Lessor or such authorised person that the Lessee's electrical installation, machine or apparatus is causing or contributing to the said interference or disturbance.

     (xxx) To indemnify the Lessor against each and every claim, proceeding, action, loss, penalty, damage, expense, cost and demand which may arise in connection with clause (xxix) above.

    (xxxi) At the Lessee's own cost to execute such works as may be necessary to divert existing utility services such am pipes, cables and the like (if any) to the requirements and satisfaction of the Lessor and other relevant governmental and statutory authorities.

   (xxxii) Subject to that clause in the Special Covenants and Conditions of this Lease which stipulates the specific use the Lessor permits for the demised premises, the Lessee shall use and shall ensure that at least sixty per centum (60%) of the total floor area of the demised premises shall be used for purely industrial activities, and may use the remaining floor area for ancillary stores and offices, neutral areas, communal facilities and such other uses as may be approved in writing by the Lessor and the relevant governmental and statutory authorities PROVIDED THAT the said ancillary offices shall not exceed twenty-five per centum (25%) of the total floor area AND PROVIDED FURTHER THAT the Lessee shall not use and occupy the demised premises for the purpose of commercial office and storage unrelated to the Lessee's approved industrial activity.

 (xxxiii) If the Lessee shall at any time be found to have encroached upon any area beyond the boundaries of the demised premises, the Lessee shall at his own cost and expenses, but without prejudice to any other right or remedy the Lessor may have against him, immediately or within the time specified (if any) by the Lessor rectify and remove the encroachment to the satisfaction of the Lessor and pay to the Lessor such compensation as may be specified by the Lessor. If, however, the Lessor in his absolute discretion permits the Lessee to regularise and retain the encroached area or any part thereof upon such terms and conditions as may be stipulated by the Lessor and any other relevant governmental and statutory authorities, the Lessee shall pay land rent on the encroached area with retrospective effect from the date of commencement of the term hereby created, and the Lessee shall also pay all survey fees, amalgamation fees, legal fees (including solicitor and client costs and expense), and all other costs and charges relating thereto.

  (xxxiv) If any damage of whatsoever nature or description shall at any time occur or be caused to the demised premises or any part thereof, to forthwith give to the Lessor written notice of the damage and to remedy the damage to the satisfaction of the Lessor within such time as the Lessor may specify, all at the cost of the Lessee.

   (xxxv) Not to keep or permit to be used or stored in the demised premises or any part thereof any materials of a dangerous or explosive nature without the prior consent in writing of the Lessor and to keep the Lessor indemnified against all damages claims and action caused by the use of storage of such materials whether or not the same is done with the consent of the Lessor.


2    The Lessor hereby covenants with the Lessee that the Lessee paying the rent hereinbefore reserved and performing and observing the covenants conditions and agreements on the part of the Lessee hereinbefore contained shall peaceably hold and enjoy the demised premises during the term hereby granted without any interruption of or by the Lessor or any person lawfully claiming through under or in trust for him.

3    PROVIDED ALWAYS and it is hereby agreed between the parties as follows :-

     (a) That no estate or interest in the soil of the road and footpath adjacent to the demised premises is or shall be deemed to be included in the demise hereinbefore contained.

     (b) That the Lessee shall not be entitled to any right of access of light or air to the demised premises or any part thereof, which would restrict or interfere with the user of any adjoining or neighbouring land for building or any other purpose.

     (c) That if the said rent hereby reserved or any part thereof shall be unpaid for fourteen days after becoming payable (whether the same shall have been formally demanded or not) or if any of the covenants or obligations on the part of the Lessee herein contained shall not be performed or observed or if any charging order made in respect of the demised premises shall be enforced by sale or by entry into possession without the written consent of the Lessor having first been obtained (Section 17 of the Conveyancing and Law of Property Act shall also not apply in such event) by the Lessee or by the person in whose favour the charging order shall have been made, then and in any such case it shall be lawful for the Lessor or any person or persons authorised by him in that behalf at any time thereafter to re-enter upon the demised premises or any part thereof in the name of the whole and thereupon the term hereby created shall absolutely determine but without prejudice to any right of action or remedy of the Lessor in respect of any breach of any of the covenants or conditions by the Lessee herein contained PROVIDED THAT if the demised premises have been assigned by way of mortgage the provisions of this clause shall not take effect until the Lessor has served upon the mortgagee a notice in writing that such breach has occurred and the mortgagee has failed to remedy such breach.

4      In this Lease where the context so requires or permits, words importing the singular number or the masculine gender include the plural number or the feminine gender and words importing persons include corporation and vice versa, the expression "the Lessor" shall include its successors-in-title and assigns, the expression "the Lessee" shall include its successors-in-title and permitted assigns (if any), where there are two or more persons included in the expression "the Lessee" covenants expressed to be made by "the Lessee" shall be deemed to be made by such persons jointly and severally, and except where otherwise provided the expression "the demised premises" shall mean the land hereby demised and all buildings, structures, fixtures and fittings therein.

                      BELOW THIS LINE FOR OFFICE USE ONLY



Special Remarks                                    Endorsing Instruction

                                                   First schedule:

                                                   Second Schedule:



EXAMINED                                                REGISTERED ON



                                              Initials of
                                              Signing
                                              Officer


Date:                                                      REGISTRAR OF TITLES